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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) DECEMBER 13, 2006

                     UNITED AMERICAN HEALTHCARE CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                      000-18839                 38-2526913
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

300 RIVER PLACE, SUITE 4950, DETROIT, MICHIGAN                           48207
  (Address of principal executive offices)                            (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (313) 393-4571

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communication pursuant to Rule 425 under the Securities Act.

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 13, 2006, the Company executed a Purchase Agreement with certain accredited investors with respect to a private placement of 1,000,000 shares of its Common Stock and warrants to purchase 100,000 shares of its Common Stock. The Company and the investors also executed a Registration Rights Agreement dated as of December 13, 2006. The Company also executed the warrants as of the same date. The terms and conditions of these agreements that are material to the Company are described under Item 3.02 in this Current Report on Form 8-K; and the forms of the Purchase Agreement and Registration Rights Agreement executed by the Company and the investors and of the warrant are attached hereto as exhibits.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On December 13, 2006, the Company executed a Purchase Agreement with 21 accredited investors with respect to a private placement of 1,000,000 shares of the Company's Common Stock, no par value (the "Common Stock"), and warrants to purchase 100,000 shares of Common Stock (the "Warrants"). The Company has received aggregate gross cash proceeds from the issuance of the shares of Common Stock (exclusive of proceeds from any future exercise of the Warrants) in the amount of $6,500,000.00. The Company has agreed to pay to the co-placement agents for the offering, Security Research Associates, Inc. and Moors & Cabot, a transaction fee of $325,000 (i.e., 5% of the gross proceeds from the placement) and 5-year warrants to purchase 50,000 shares of Common Stock at an exercise price of $9.01 per share (i.e., 10% above the closing price of the Common Stock on the day the transaction was closed, December 13, 2006). The Warrants and the co-placement agents' warrants include customary adjustments in the event of stock dividends and/or stock splits, reclassifications, reorganizations and/or business combinations involving the Company and an adjustment of the exercise price in the event of the Company's future issuance of shares of Common Stock for consideration per share below the Warrant exercise price, and they have a "cashless exercise" provision.

The price per share of Common Stock in the private placement was $6.50, and the closing sale price of the Common Stock on the Nasdaq Capital Market on December 12, 2006 was $8.20 per share. The Warrants have a five-year term and are exercisable by the investors until 5:00 p.m. Eastern time on December 12, 2011, at an exercise price of $8.50 per share. The Company could receive an additional $850,000.00 if all of the Warrants are ultimately exercised at their current exercise price. The Warrants also have a "cashless exercise" provision.

The Company intends to utilize the proceeds of the private placement principally for start-up costs associated with its wholly owned subsidiary, UAHC Health Plan of Tennessee, Inc., performing its Medicare Advantage contract with the Centers for Medicare & Medicaid Services, which first becomes effective January 1, 2007, and for working capital and general corporate purposes.

The private placement is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act (in that the shares of Common Stock were sold by the Company in a transaction not involving any public offering) and pursuant to Rule 506 of Regulation D promulgated thereunder. The shares of Common Stock and the shares of Common Stock underlying the Warrants and the co-placement agents' warrants are restricted securities that have not been registered under the Act and may not be offered or sold in the absence of registration or applicable exemption from registration requirements.

The Company and the investors also executed a Registration Rights Agreement dated as of December 13, 2006, pursuant to which the Company has undertaken the obligation to file with the Securities and Exchange Commission, and cause to be declared effective, a registration statement to register the shares of Common Stock issued in the private placement and the shares of Common Stock underlying the Warrants.


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On December 14, 2006, the Company issued a press release disclosing the private placement. Copies of the press release, the forms of the Purchase Agreement and Registration Rights Agreement executed by the Company and the investors in the offering, and the form of the Warrant issued to the investors in the offering, are attached hereto as exhibits. The descriptions in this Current Report on Form 8-K of such Agreements and Warrant are qualified by the terms of such exhibits.

9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

     The following exhibits are filed as part of this Report:

EXHIBIT NO.   DESCRIPTION
-----------   -----------
4.1           Form of Common Stock Purchase Warrant dated as of December 13,
              2006, issued by the Company to certain investors

10.1          Form of Purchase Agreement dated as of December 13, 2006 among
              United American Healthcare Corporation and certain investors

10.2          Form of Registration Rights Agreement dated as of December 13,
              2006 among United American Healthcare Corporation and certain investors

99.1          Press release dated December 14, 2006, announcing United American
              Healthcare Corporation's private placement, resulting in $6.5 million of new capital

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2006                 UNITED AMERICAN HEALTHCARE CORPORATION


                                        By: /s/ Stephen D. Harris
                                            ------------------------------------
                                        Name: Stephen D. Harris
                                        Title: Executive Vice President and
                                               Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------
4.1           Form of Common Stock Purchase Warrant dated as of December 13,
              2006, issued by the Company to certain investors

10.1          Form of Purchase Agreement dated as of December 13, 2006 among
              United American Healthcare Corporation and certain investors

10.2          Form of Registration Rights Agreement dated as of December 13,
              2006 among United American Healthcare Corporation and certain investors

99.1          Press release dated December 14, 2006, announcing United American
              Healthcare Corporation's private placement, resulting in $6.5 million of new capital


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